SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

                                 Date of Report
                 (Date of earliest event reported): June 9, 2004

                           ARIAD PHARMACEUTICALS, INC.
             (Exact Name of Registrant as Specified in its Charter)


Delaware                             0-21696                      22-3106987
(State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
of Incorporation)                                           Identification No.)


                              26 LANDSDOWNE STREET
                         CAMBRIDGE, MASSACHUSETTS 02139
              (Address of principal executive offices and zip code)


               Registrant's telephone number, including area code:
                                 (617) 494-0400


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ITEM 5.    OTHER EVENTS

           On June 9, 2004, the Registrant disseminated a Press Release announcing that the telephone number for U.S. investors wishing to listen to the upcoming analyst conference call to be hosted by the Company on June 15, 2004 has been revised. The revised telephone number is 888-482-0024. All other telephone numbers, as well as the pass code numbers, in today's earlier press release announcing the analyst conference call remain unchanged.

           The information contained in the Press Release dated June 9, 2004, is incorporated herein by reference and attached as Exhibit 99.1 hereto.

ITEM 7.    FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.


           (c)    Exhibits.

                  99.1     The Registrant's Press Release dated June 9, 2004.



                                   Signatures

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        ARIAD PHARMACEUTICALS, INC.



                                        By:    /s/ Edward M. Fitzgerald
                                               ------------------------
                                               Edward M. Fitzgerald
                                               Senior Vice President and
                                                Chief Financial Officer


Date:    June 9, 2004


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



                                  EXHIBIT INDEX
                                  -------------

Exhibit
Number          Description                         Sequential Page Number
-------         -----------                         ---------------------------

99.1            The Registrant's Press Release                  4
                dated June 9, 2004.


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